Foreclosed Assets	12 Months Ended
Dec. 31, 2018
Foreclosed Assets [Abstract]
Foreclosed Assets

NOTE 5 – FORECLOSED ASSETS

Foreclosed assets at year-end were as follows:

	2018	2017
Single-family residential	$38	$-
Valuation allowance	-	-
Total	$38	$-

There was no activity in the valuation allowance account or any write-downs during the years ended December 31, 2018 and 2017.

Expenses related to foreclosed assets include:

	2018	2017
Net loss (gain) on sales	$-	$7
Operating expenses, net of rental income	6	11
	$6	$18

Foreclosed assets at December 31, 2018 consisted of one single-family residential property that was transferred into REO at fair value at the time of transfer in the fourth quarter of 2018.  There were no foreclosed assets at December 31, 2017.  Foreclosed asset expenses incurred during 2018 were related to maintenance expense to ready the property to sell.  Foreclosed asset expenses incurred during 2017 were related to light rehabilitation incurred to ready the property to sell.